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                                                                    Exhibit 10.4
                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                  Execution Copy

                                LICENSE AGREEMENT


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License                 This License Agreement is dated as of February 15, 1999. Subject to the remaining terms hereof, BlueTape LLC ("BlueTape") hereby grants Viant Corporation ("Viant") an exclusive, worldwide right and license (the "License") to reproduce, display, adapt, use, and, as further described below, sublicense such rights in the software components of the "Custom Deliverables" as defined in the Master
                        Services Agreement by and between Viant, Inc. and Bluetape, LLC
                        (the "Licensed Materials") dated as of June 21, 1998.

Master Services         BlueTape and Viant are parties to a Master Services Agreement
Agreement               dated as of June 21, 1998. Such Master Services Agreement, as
                        modified solely to the extent required to reflect the
                        terms of this License, will be included in an Amended
                        and Restated Master Services Agreement (the
                        "Agreement"). In the event that such Amended and
                        Restated Master Services is not in fact executed, this
                        License shall amend the Master Services Agreement
                        (including but not limited to by deleting the second to
                        last sentence of Section 4(a) thereof) and this License,
                        together with the Master Services Agreement shall
                        together constitute the parties' full, complete and
                        exclusive agreement.


Term The term of the License (the "Term") will be from the date hereof until August 8, 2000 The License will terminate at the end of the Term. Sublicenses granted during the Term will continue after the Term.


Exclusivity             [*]


Right to Sublicense     [*]


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* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                CONFIDENTIAL TREATMENT REQUESTED

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                        [*]
                        Viant may not sublicense the Licensed Materials or Derivatives (as defined herein) to clients or prospective clients that BlueTape brings to Viant for integration and consulting services. BlueTape shall have the exclusive right to license the Licensed Materials to those clients.

                        As used herein, the term "Derivative" shall be defined as in Section
                        101 of the U.S. Copyright Act. Viant may not productize the
                        Licensed Materials or Derivatives thereof.


Terms of Sublicenses    All sublicenses will be substantially in the form of a Form of
                        Sublicense; such form shall be subject to the approval of BlueTape;
                        such approval not to be unreasonably withheld or delayed. The
                        Form of Sublicense will stipulate, in addition to standard conditions, that sublicensees may use the Licensed Materials only for their own internal business purposes and may not sublicense, decompile, reverse engineer, modify, adapt or disassemble the
                        Licensed Materials or create Derivatives thereof. BlueTape acknowledges that the term of Viant's sublicenses may extend beyond the termination hereof.


Intellectual Property   Subject to the license granted herein, all intellectual
Rights                  property and other ownership rights in the Custom Deliverables are retained by BlueTape as per the Master Services Agreement.


Compensation            1. Viant will pay BlueTape [*]  in cash upon execution of
                        this License Agreement [*]


                        2. Viant will grant to BlueTape the license in Developments as described below.


Developments            Viant will grant BlueTape a nonexclusive, perpetual,
                        nonterminable and fully paid-up license, with rights to sublicense, in all corrections and "bug fixes" to the Licensed Materials controlled by Viant at any time during the Term, and all

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* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                CONFIDENTIAL TREATMENT REQUESTED
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                        modifications to the Licensed Materials controlled by
                        Viant at any time during the Term, which modifications enable the Licensed Materials to perform substantially the same functions such Licensed Materials previously performed but in a corrected or more efficient manner (collectively, "Developments"), in each case subject to Viant's right to do so in its contractual relations with its clients. In negotiating with clients and potential clients, Viant shall use commercially reasonable efforts to obtain the rights necessary to grant to BlueTape the license described above.

Termination Right       BlueTape shall have the right to terminate the
                        License prior to the expiration of the Term if Viant materially breaches or defaults on the Agreement, or upon any bankruptcy or cessation of business of Viant.

Indemnity               Viant shall indemnify BlueTape against any claims or
                        damages BlueTape suffers arising out of Viant's exploitation of the License; provided that Viant is given prompt notice of any claim and is given the right to control the defense of the claim.


Non-Competition         Except with respect to the licensing of the Licensed
                        Materials permitted hereunder [*] If client declines such option, Viant shall have the right to provide services to such client, subject to the other provisions of this agreement. BlueTape acknowledges and agrees that nothing herein shall prevent or restrict Viant from providing services to entities engaging in the BlueTape Business without sublicensing the Licensed Materials or Derivatives.

Preferred Partnering    Nothing in this licensing arrangement changes the
Arrangement             Preferred Partner Arrangement set forth in Exhibit B
                        to the Master Services Agreement.

General                 This License Agreement and the Master Services Agreement (as
                        amended by this License Agreement if no other amendment is executed) comprise the full, complete and exclusive agreement of the parties relating to the subject matter hereof.


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* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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           AGREED AND ACCEPTED BY:


           VIANT CORPORATION                        BLUETAPE, LLC

           By: /s/illegible                          By:/s/illegible
              ----------------------                   -------------------------
              Name:                                    Name:
              Title:                                   Title:
              Date:                                    Date:




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